Exhibit 32.2

CERTIFICATION OF PERIOD REPORT

I, Francis Ruchalski, Chief Financial Officer of ROI Acquisition Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended September 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2013	/s/ Francis Ruchalski
Francis Ruchalski
Chief Financial Officer
(principal financial officer)